EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AdAl Group Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas Shrager, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the  requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/   Nicholas Shrager
                                     -------------------------------------
                                     Nicholas Shrager
                                     President and Chief Executive Officer
                                     November 15, 2004

THIS CERTIFICATION IS MADE SOLELY FOR PURPOSES OF 18 U.S.C. SECTION 1350, SUBJECT TO THE KNOWLEDGE STANDARD CONTAINED THEREIN, AND NOT FOR ANY OTHER PURPOSE.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST. THIS WRITTEN STATEMENT SHALL NOT BE DEEMED TO BE "FILED" AS PART OF THE QUARTERLY REPORT ON FORM 10-QSB THAT IT ACCOMPANIES.

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AdAl Group Inc.. (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Goodacre, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the  requirements of Section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ Stephen Goodacre
                                               -----------------------------
                                               Stephen Goodacre
                                               Chief Financial Officer
                                               November 15, 2004

THIS CERTIFICATION IS MADE SOLELY FOR PURPOSES OF 18 U.S.C. SECTION 1350, SUBJECT TO THE KNOWLEDGE STANDARD CONTAINED THEREIN, AND NOT FOR ANY OTHER PURPOSE.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST. THIS WRITTEN STATEMENT SHALL NOT BE DEEMED TO BE "FILED" AS PART OF THE QUARTERLY REPORT ON FORM 10-QSB THAT IT ACCOMPANIES.